Exhibit 10.26.10

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NUMBER NINE TO

DELTA CONNECTION

AGREEMENT

This Amendment Number Nine (this “Amendment”), dated as of December 9, 2016. to the Delta Connection Agreement dated and effective January 13, 2005 (as amended from time to time, the “Agreement”), is among Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), Shuttle America Corporation (as assignee of Republic Airline Inc.) (“Shuttle America” or “Operator”), 8909 Purdue Road, Indianapolis, Indiana 46268 and Republic Airways Holdings Inc. (“Republic”), 8909 Purdue Road, Indianapolis, Indiana 46268.

WHEREAS, Delta, Shuttle America and Republic are parties to the Agreement; and

WHEREAS, pursuant to [***]; and

WHEREAS, the parties desire to [***] pursuant to the terms and conditions set forth in this Amendment; and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta, Operator and Republic, intending to be legally bound, hereby agree as follows:

1.	Defined Terms. All terms capitalized used, but not defined, herein shall have the meaning ascribed to such terms in the Agreement.

2.	Addition of [***] ERJ-170 Aircraft.

A.

Pursuant to Sections 1(A) and 17 of the Agreement, the [***] Embraer ERJ-170 aircraft set forth on Exhibit A attached hereto and incorporated herein [***] shall be added as Aircraft under, and subject to the terms and conditions of, the Agreement, as amended by this Amendment.

B.

(i) Operator shall make each [***] Aircraft available for service within the Delta Connection Program no later than [***]. Each [***] Aircraft shall be included as an Aircraft under, and subject to the terms and conditions of, the Agreement (as amended by this Amendment) as of its actual in-service date, which date shall be no earlier than [***].

(ii) Promptly following execution of this Agreement, Operator and Delta will jointly [***].

(iii) In the event Operator has not [***] after [***]

(iv) Delta shall make available, or cause to be made available, to Operator [***].

C.

Notwithstanding anything in the Agreement to the contrary, the term for which each [***] Aircraft shall be included as an Aircraft under the Agreement shall commence on the respective actual in-service date of each [***] Aircraft and expire on [***]. Upon the conclusion of each such [***] Aircraft Term, the applicable [***] Aircraft shall be removed from Delta Connection service and the scope of the Agreement.

D.	[***]

E.	At all times during the respective [***] Aircraft Terms, Operator shall operate the [***] Aircraft [***]

F.	[***]

G.	[***]

H.	Operator shall provide Delta with [***]. Operator acknowledges and agrees that [***]. For the avoidance of doubt Operator shall not be required to [***].

I.	Delta and Operator acknowledge and agree that, [***].

3.	[***]

4.	[***]

5.	Miscellaneous.

A.

This Amendment, together with the exhibits attached hereto, constitute the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.	The Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.

Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

(Signatures appear on following page)

IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives:

Republic Airways Holdings, Inc.	Delta Air Lines, Inc.

By: /s/ Paul Kinstedt	By: /s/ Erik Snell
Name: Paul Kinstedt	Name: Erik Snell
Title: SVP Operations/COO	Title: VP Delta Connection

Shuttle America Corporation

By: /s/ Paul Kinstedt
Name: Paul Kinstedt
Title: SVP Operations/COO

EXHIBIT A

[***]